SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             OHIO VALLEY BANC CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2)
    of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:________________________

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     (3) Filing Party:_________________________________

     (4) Date Filed:__________________________________

                         ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, April 14, 2004



TO OUR SHAREHOLDERS:

We take pleasure in inviting you to our Annual Meeting of Shareholders, which will be held on Wednesday, April 14, 2004, at 5:00 p.m., Eastern Daylight Time, at the Morris and Dorothy Haskins Ariel Theatre, 426 Second Avenue, Gallipolis, Ohio.

The Annual Meeting will be held for the purpose of electing Directors and transacting such other business as may properly be brought before it. At the meeting, we shall also report to you on our operations during the past year and plans for the future.

The close of business on March 17, 2004 has been fixed as the record date for determination of shareholders entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment thereof.

The formal notice of Annual Meeting, the Proxy Statement and a proxy are enclosed. After reading the Proxy Statement, will you please promptly fill in, sign and return to us the enclosed proxy in the envelope provided. Polls will close promptly at 5:00 p.m. on the day of the Annual Meeting, April 14, 2004. We urge you to vote to insure that your shares are represented.

Last year, more than 75% of the Company's shares were represented in person or by proxy at the Annual Meeting. The Company appreciates this interest on your part.

We hope to see many of you in person at the Annual Meeting. There will be a social hour beginning at 4:00 p.m. Hors D'oeuvres and beverages will be served, and we hope you will take this opportunity to become acquainted with the officers and Directors of your Company.

Sincerely,




James L. Dailey                  Jeffrey E. Smith
Chairman of the Board            President and Chief Executive Officer



Dated: March 24, 2004

                             OHIO VALLEY BANC CORP.
                                  P.O. Box 240
                             Gallipolis, Ohio 45631


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, April 14, 2004
                                    5:00 p.m.


                                                                Gallipolis, Ohio
                                                                  March 24, 2004

To the Shareholders of
Ohio Valley Banc Corp.

     Notice is hereby given that the Annual Meeting of Shareholders of Ohio Valley Banc Corp. (the "Company") will be held at the Morris and Dorothy Haskins Ariel Theatre, 426 Second Avenue, Gallipolis, Ohio, on Wednesday, the 14th day of April, 2004, at 5:00 p.m., Eastern Daylight Time, for the following purposes:

         1. To elect three Directors of the Company to serve for three-year terms until the 2007 Annual Meeting of Shareholders and until their successors are elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     Holders of common shares of the Company of record at the close of business on March 17, 2004, will be entitled to vote at the meeting. If you attend the Annual Meeting and desire to revoke your proxy, you may do so and vote in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                                                 James L. Dailey
                                                           Chairman of the Board


                                                                Jeffrey E. Smith
                                           President and Chief Executive Officer

                             OHIO VALLEY BANC CORP.
                                  P.O. Box 240
                             Gallipolis, Ohio 45631

                                                                  March 24, 2004

                                 PROXY STATEMENT

         This Proxy Statement is first being mailed on or about March 24, 2004, to all shareholders of record at the close of business on March 17, 2004, regarding the Annual Meeting of Shareholders of Ohio Valley Banc Corp. (the "Company") to be held at the Morris and Dorothy Haskins Ariel Theatre, 426 Second Avenue, Gallipolis, Ohio, on Wednesday, April 14, 2004, at 5:00 p.m., Eastern Daylight Time (the "Annual Meeting").

         Pursuant to notice delivered to eligible shareholders who share the same address, the Company and a number of brokers send only one proxy statement and annual report to shareholders residing at the same address, unless different instructions have been received from the affected shareholder. Accordingly, those registered and beneficial shareholders who share an address will receive only one copy of the 2003 Annual Report to Shareholders and this proxy statement. A separate proxy will continue to be included for each shareholder at the shared address.

         Registered shareholders who share an address and would like to receive a separate 2003 Annual Report to Shareholders and/or a separate proxy statement, or have questions regarding the householding process, may contact Deborah A. Carhart, Assistant Vice President, Shareholder Relations, by calling 1-800-468-6682 or 1-740-446-2631; or by a written request addressed to Ms. Carhart at The Ohio Valley Bank Company, P.O. Box 240, Gallipolis, Ohio 45631; or by an e-mail to InvestorRelations@ovbc.com. Promptly upon request, a separate 2003 Annual Report to Shareholders and/or a separate proxy statement will be sent. By contacting Ms. Carhart, registered shareholders sharing an address can also (i) notify the Company that the registered shareholders wish to receive separate annual reports and proxy statements in the future or (ii) request delivery of a single copy of annual reports or proxy statements in the future if they are receiving multiple copies. Beneficial shareholders should contact their broker/dealers, financial institution, or other record holders for specific information on the householding process as it applies to those beneficial shareholders.

         A proxy for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board of Directors of the Company. A shareholder of the Company may use his proxy if he is unable to attend the Annual Meeting in person or wishes to have his common shares voted by proxy even if he does attend the Annual Meeting. Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by (1) filing with the Secretary of the Company, at the address of the Company set forth on the cover page of this Proxy Statement, written notice of such revocation; (2) executing a later-dated proxy which is received by the Company prior to the Annual Meeting; or (3) attending the Annual Meeting and giving notice of such revocation in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

         The cost of this solicitation will be borne by the Company. Although the solicitation of proxies will be made primarily by mail, proxies may also be solicited by some of the Company's Directors, officers and employees who may communicate with shareholders by further mailings, by telephone or by personal contact to request the return of the proxies.

         The Annual Report of the Company for the fiscal year ended December 31, 2003, including financial statements, is enclosed with this Proxy Statement.

         Only shareholders of record at the close of business on March 17, 2004, are entitled to vote at the Annual Meeting. As of February 27, 2004, the Company had 3,507,555 outstanding common shares, without par value. Each common share entitles the holder thereof to one vote on each matter submitted to the shareholders at the Annual Meeting. Additional Common Shares, which are currently authorized but not issued, may be issued by the Company prior to March 17, 2004, for a variety of purposes, including pursuant to the voluntary purchase provisions of the Company's Dividend Reinvestment Plan. These additional Common Shares which may be issued after February 27, 2004, but prior to March 17, 2004, would be entitled to the same voting rights as referenced above.


(i) OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table indicates, as of February 27, 2004, certain information concerning the only shareholder known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding common shares of the Company.

                                           No. of Common
                                             Shares and
                                              Nature of               Percent of
Name and Address                         Beneficial Ownership          Class (1)
----------------                       -----------------------         ---------

Morris and Dorothy Haskins                    262,888 (2)                 7.49%
Foundation, Inc.
1767 Chestnut Street
Bowling Green, KY  42101

(1) The percent of class is based upon 3,507,555 common shares outstanding as of February 27, 2004.

(2) Based on information contained in a Schedule 13G filing with the Securities and Exchange Commission, dated February 12, 2004. Carol H. Wedge and Paul D. Wedge, Jr. share voting and investment power over the 262,888 common shares owned by the Foundation.


         The following table indicates, as of February 27, 2004, certain information concerning the common shares of the Company beneficially owned by each current Director of the Company, by each nominee for election to the Board of Directors, by each executive officer named in the Summary Compensation Table and by all current Directors and executive officers of the Company as a group.

                                           No. of Common
                                             Shares and
                                              Nature of               Percent of
Name and Address                       Beneficial Ownership(1)         Class (2)
----------------                       -----------------------         ---------

Anna P. Barnitz                                   819                       .02%
9491 Leiving Road
Letart, West Virginia 25253

W. Lowell Call                                 16,222                       .46%
399 Maple Drive
Gallipolis, Ohio 45631

Steven B. Chapman                               1,239                       .04%
544 Second Avenue
Gallipolis, Ohio 45631

James L. Dailey                                22,327                       .64%
5434 Hessler Circle
Hilliard, Ohio 43026

Robert H. Eastman                              67,721                      1.93%
4551 State Route 588
Gallipolis, Ohio 45631

Brent A. Saunders                               4,121                       .12%
330 Third Avenue
Gallipolis, Ohio 45631

Jeffrey E. Smith (3)                           15,909 (4)                   .44%
20 Cedar Street
Gallipolis, Ohio 45631

Lannes C. Williamson                            3,447                       .10%
2764 U S 35 South
Southside, West Virginia 25187

Thomas E. Wiseman                              11,331                       .32%
619 Fourth Avenue
Gallipolis, Ohio 45631


All Directors and Executive                   161,804                      4.61%
Officers as a Group
(12 persons)

(1) Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table. All fractional common shares have been rounded to the nearest whole common share.

(2) The percent of class is based on 3,507,555 common shares outstanding on February 27, 2004.

(3)      Executive Officer of the Company  and/or The Ohio  Valley Bank Company.

(4)      Includes   10,392   common  shares  held by Mr. Smith  pursuant to  the
         Company's Employee Stock Ownership Plan.

(ii) SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's Directors, executive officers and any persons holding more than 10 percent of the Company's outstanding common shares are required to report their initial ownership of common shares and any subsequent changes in their ownership to the Securities and Exchange Commission (the "SEC"). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. Based on its review of (1) Section 16(a) reports filed on behalf of these individuals for their transactions during the Company's 2003 fiscal year and (2) documentation received from one or more of these individuals that no annual Form 5 reports were required to be filed for them for the Company's 2003 fiscal year, the Company believes that all SEC filing requirements were met.

PROXY ITEM 1:        ELECTION OF DIRECTORS

The Company's Board of Directors consists of nine members divided into three classes with regular three-year staggered terms. The terms of office of three Directors of one class will expire at the Annual Meeting. Directors elected at the Annual Meeting shall serve a three-year term until the 2007
Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

         Phil A. Bowman, who was in the class of Directors whose terms expire in 2005, resigned effective September 30, 2003. Upon recommendation from the Nominating Committee, the Board of Directors at their meeting on October 21, 2003 elected Brent A. Saunders to serve for the remainder of Mr. Bowman's term. Mr. Saunders has been a Director of the Company's subsidiary, The Ohio Valley Bank Company (the "Bank"), since 2001.

         The Board of Directors has reviewed, considered and discussed each Director's relationships, both direct and indirect, with the Company and its subsidiaries and the compensation each Director receives, directly or indirectly, from the Company and its subsidiaries in order to determine whether such Director meets the current independence requirements of The NASDAQ Stock Market, Inc. ("NASDAQ") Corporate Governance Standards, and has determined that the Board has at least a majority of independent Directors. The Board of Directors has determined that each of the following Directors has no financial or personal ties, either directly or indirectly, with the Company or its subsidiaries (other than compensation as a Director of the Company and its subsidiaries, banking relationships in the ordinary course of business with the Bank and ownership of common shares of the Company as described in this proxy statement) and thus qualifies as independent: Anna P. Barnitz, W. Lowell Call, Steven B. Chapman, Robert H. Eastman, Lannes C. Williamson and Thomas E. Wiseman.

         The Board of Directors proposes that each of the three nominees identified below be re-elected for a three-year term and until his successor is duly elected and qualified or until the earlier of his resignation, removal from office, or death. The three nominees for election as Directors in the class whose terms expire in 2007 receiving the greatest number of votes will be elected. Common shares represented by properly executed and returned proxies will be voted FOR the election of the Board of Directors' nominees unless authority to vote for one or more nominees is withheld. Common shares as to which the authority to vote is withheld will be counted for quorum purposes, but will not be counted toward the election of Directors or toward the election of the individual nominees specified on the form of proxy.

         The following table gives certain information concerning each nominee for re-election as a Director of the Company. Unless otherwise indicated, each individual has had the same principal occupation for more than five years.

                                 Position(s) Held with the              Director
                                 Company and Its Principal    Director    of the
                                     Subsidiaries and          of the    Company
Name                     Age     Principal Occupation(s)     Bank Since   Since
----                     ---    ---------------------------  ----------   ------

                NOMINEES FOR ELECTION FOR TERMS EXPIRING IN 2007

Steven B. Chapman         57     Certified Public Accountant     1999       2001
                                 (Public Accounting Practice;
                                 Real Estate Holding & Management)

Robert H. Eastman         63     President of Ohio               1986       1992
                                 Valley Supermarkets, Inc.
                                 (Retail Grocery Stores)

Jeffrey E. Smith          54     President and                   1986       1992
                                 Chief Executive Officer of
                                 the Company and the Bank

The Board of Directors recommends that shareholders vote FOR the election of the above nominees.

         While it is contemplated that all nominees will stand for re-election, if one or more nominees at the time of the Annual Meeting should be unavailable or unable to serve as a candidate for re-election as a Director, the individuals designated as proxy holders reserve full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees named above will be unavailable or unable to serve if elected to the Board.

         The following table gives certain information concerning the current Directors who will continue to serve after the Annual Meeting. Unless otherwise indicated, each individual has had the same principal occupation for more than five years.

                      DIRECTORS WITH TERMS EXPIRING IN 2005

W. Lowell Call            67     Retired Officer of              1986       1992
                                 Bob Evans Farms, Inc.
                                 (Restaurant and Food
                                 Production Industry)

James L. Dailey           69     Chairman of the Board           1970       1992
                                 of the Company and
                                 the Bank

Brent A. Saunders         45     Attorney                        2001       2003

                      DIRECTORS WITH TERMS EXPIRING IN 2006

Anna P. Barnitz           41     Treasurer and Chief Financial   2001       2003
                                 Officer, Bob's Market and
                                 Greenhouses, Inc. (Horticultural
                                 products for wholesale distribution
                                 and retail landscaping stores)

Lannes C. Williamson      59     President, L. Williamson        1997       2000
                                 Pallets, Inc. (Sawmill; Pallet
                                 Manufacturing; and Wood Processing)

Thomas E. Wiseman         45     President, The Wiseman Agency,  1992       1992
                                 Inc. (Insurance and Financial Services)

     The Board of Directors held a total of thirteen (13) meetings during the 2003 fiscal year. Each incumbent Director attended 75% or more of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees on which the Director served, in each case during the Director's period of service.

     The Company encourages all incumbent Directors and Director nominees to attend each annual meeting of shareholders. All of the incumbent Directors and Director nominees attended the Company's last annual meeting of shareholders held on April 9, 2003.

     The Company recently adopted a process by which shareholders may communicate directly with Directors. Any communication to the Board may be mailed to James L. Dailey, Chairman, in care of Investor Relations at the Company's headquarters in Gallipolis, Ohio. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication". There is no screening process, and all shareholder communications that are received for the Board's attention will be forwarded to all Directors. In view of recently adopted SEC disclosure requirements related to this issue, the Board may consider the development of more specific procedures, including procedures whereby shareholders may communicate directly with specific Directors.

Committees of the Board

     The Board of Directors has four standing  committees:  The Audit Committee,
the  Compensation   Committee,   the  Executive  Committee  and  the  Nominating
Committee.

Audit Committee
---------------

     The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors, which is attached to this proxy statement as Appendix A. A current copy of the charter of the Audit Committee is also posted on the "Investor Relations" page of the Company's website at www.ovbc.com. At least annually, the Audit Committee reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board for approval. The Audit Committee is responsible for:

o overseeing the accounting and financial reporting process of the Company and audits of the Company's financial statements;

o monitoring the Company's financial reporting process and internal control system;

o  overseeing the certification process and other laws and regulations impacting
   the  Company's  quarterly  and   annual  financial   statements  and  related
   disclosure controls;

o reviewing and evaluating the audit efforts of the Company's independent auditors and the Company's internal auditing department;

o providing an open avenue of communication among the Company's independent auditors, financial and senior management, internal auditing department and the Board of Directors;

o appointing, compensating and overseeing the independent auditors employed by the Company for the purpose of preparing or issuing an audit report or performing related work; and

o establishing procedures for the receipt,retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

     The Audit Committee will also carry out such other responsibilities as may be delegated to the Audit Committee by the full Board. The Audit Committee held thirteen (13) meetings during the 2003 fiscal year.

     The members of the Audit Committee are Anna P. Barnitz, W. Lowell Call, Steven B. Chapman (Chairman) and Lannes C. Williamson. Phil A. Bowman served as a member of the Audit Committee until his resignation effective September 30, 2003. Each member of the Audit Committee qualifies as independent under the NASDAQ Corporate Governance Standards and Rule 10A-3 promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). None of the members of the Audit Committee is an affiliated person of the Company or any of its subsidiaries other than in the member's capacity as a member of the Board of Directors of the Company and the Bank (and committees thereof). No member of the Audit Committee has received or accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than ordinary fees and benefits received in the member's capacity as a Director of the Company and the Bank.

     The Board of Directors believes that each member of the Audit Committee has substantial financial experience and is highly qualified to discharge such member's duties. Under rules adopted by the SEC, the Company is required to disclose whether it has an "audit committee financial expert" serving on its Audit Committee. The Board of Directors has determined that Steven B. Chapman qualifies as an "audit committee financial expert" under the SEC's rules. The Board of Directors has determined that, based on Mr. Chapman's training and experience as a Certified Public Accountant, he is capable of (i) understanding accounting principles generally accepted in the United States ("US GAAP") and financial statements, (ii) assessing the general application of US GAAP in connection with the accounting for estimates, accruals and reserves, (iii) analyzing and evaluating the Company's consolidated financial statements, (iv) understanding internal control over financial reporting, and (v) understanding audit committee functions, all of which are attributes of an "audit committee financial expert" under the SEC's rules.

Compensation Committee
----------------------

     The Compensation Committee is comprised of three Directors who satisfy the independence requirements of the NASDAQ Corporate Governance Standards and applicable rules and regulations of the SEC: W. Lowell Call, Robert H. Eastman and Thomas E. Wiseman (Chairman). The Compensation Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors. A current copy of the charter of the Compensation Committee is attached to this Proxy Statement as Appendix B. A copy is also posted on the "Investor Relations" page of the Company's website at www.ovbc.com. The Compensation Committee periodically reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board for approval.

     The  purpose  of  the   Compensation   Committee   is  to   discharge   the
responsibilities of the Board of Directors relating to compensation of the Company's Directors and executive officers and to prepare an annual report on executive compensation for inclusion in the proxy statement for the Company's annual meeting of shareholders. The Compensation Committee will also carry out such other responsibilities as may be delegated to the Compensation Committee by the full Board.

     The Compensation Committee is responsible for reviewing and approving goals and objectives relevant to the compensation of the Company's executive officers (including the Chief Executive Officer), evaluating such executive officers' performance in light of those goals and objectives and determining compensation based on that evaluation. The Compensation Committee is also responsible for reviewing the Company's incentive compensation programs and retirement plans, and recommending any proposed changes to such programs and plans to the Board of Directors. The Compensation Committee also reviews any severance or other termination arrangements to be entered into with the Company's executive officers. The Compensation Committee held four (4) meetings during the 2003 fiscal year.

Executive Committee
-------------------

     The Executive Committee is comprised of six (6) Directors: Steven B. Chapman, James L. Dailey, Robert H. Eastman, Brent A. Saunders, Jeffrey E. Smith (Chairman) and Thomas E. Wiseman. The Executive Committee is authorized to act in the intervals between meetings of the Directors on matters delegated by the full Board. There were five (5) meetings of the Executive Committee during the 2003 fiscal year.

Nominating Committee
--------------------

     The Nominating Committee consists of three (3) members, Steven B. Chapman, Robert H. Eastman (Chairman) and Thomas E. Wiseman. The Board of Directors has determined that all of the Nominating Committee members meet the current independence requirements of the NASDAQ Corporate Governance Standards and applicable rules and regulations of the SEC. The purposes of the Nominating Committee are to:

o identify qualified candidates for election, nomination or appointment to the Board and recommend to the full Board a slate of Director nominees for each annual meeting of the shareholders of the Company;

o make recommendations to the full Board regarding the Directors who shall serve on committees of the Board; and

o undertake such other responsibilities as may be referred to the Nominating Committee by the full Board.

     The Nominating Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors, which is attached to this proxy statement as Appendix C. A current copy of the charter of the Nominating Committee is also posted on the "Investor Relations" page of the Company's website at www.ovbc.com. The Nominating Committee periodically reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board for approval. The Nominating Committee held four (4) meetings during the 2003 fiscal year.

Nominating Procedures

     As described above, the Company has a standing Nominating Committee that has the responsibility to identify and recommend individuals qualified to become Directors. When considering potential candidates for the Board, the Nominating Committee strives to assure that the composition of the Board, as well as its practices and operation, contribute to value creation and to the effective representation of the Company's shareholders. The Nominating Committee may consider those factors it deems appropriate in evaluating Director candidates including experience, reputation and geographic location. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating Committee. From time to time, the Nominating Committee may deem it prudent to recruit individuals with education and expertise in a specific discipline, such as accounting, finance or law.

     In considering candidates for the Board, the Nominating Committee evaluates the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met by a Nominating Committee-recommended nominee. However, the Nominating Committee does believe that all members of the Board should have the highest character and integrity; a reputation for working constructively with others; sufficient time to devote to Board matters; and no conflict of interest that would interfere with performance as a Director. Additionally, the Company is a highly-regulated institution and all Director candidates are subject to the requirements of applicable federal and state banking laws and regulations.

     The Nominating Committee considers candidates for the Board from any reasonable source, including shareholder recommendations and recommendations from existing Directors. The Nominating Committee does not evaluate candidates differently based on who has made the recommendation. The Nominating Committee has the authority to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms.

     Shareholders may recommend Director candidates for consideration by the Nominating Committee by writing to the Chairman of the Nominating Committee at the Company's executive offices in Gallipolis, Ohio, giving the candidate's name, age, business address, residence address, principal occupation or employment and number of common shares beneficially owned. The recommendation should also describe the qualifications, attributes, skills or other qualities of the recommended Director candidate. A written statement from the candidate consenting to be named as a Director candidate and, if nominated and elected, to serve as a Director should accompany any such recommendation.

     Shareholders who wish to nominate an individual for election as a Director at an annual meeting of the shareholders of the Company must comply with the Company's Code of Regulations regarding shareholder nominations. Shareholder nominations must be made in writing and delivered or mailed to the Chairman of the Nominating Committee not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of Directors. However, if less than 21 days' notice of the meeting is given to the shareholders, the nomination must be mailed or delivered to the Chairman of the Nominating Committee not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed to the shareholders. Each nomination must contain the following information to the extent known by the nominating shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of common shares of the Company that will be voted for each proposed nominee; (d) the name and residence address of the nominating shareholder; (e) the number of common shares of the Company beneficially owned by the nominating shareholder; and (f) any other information required to be disclosed with respect to a nominee for election as a Director under the proxy rules promulgated under the Exchange Act. Nominations not made in accordance with the Company's Code of Regulations will not be considered.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Remuneration of Executive Officers

     The following table shows, for the three fiscal years ended December 31, 2003, compensation paid by the Company for services in all capacities to Jeffrey
E. Smith, the President and Chief Executive Officer of the Company, and the four other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation
--------------------------------------------------------------------------------
Name and Principal         Year    Salary(1)   Bonus(2)   All Other Compensation
Position                             ($)         ($)                ($)
--------------------------------------------------------------------------------


James L. Dailey           2003     $99,100      $31,395              $1,984  (3)
Chairman of the           2002      98,500       29,900               1,780
Board of the Company      2001     108,373       27,681               1,557
and the Bank

Jeffrey E. Smith          2003    $131,559      $89,352             $12,283  (4)
President and Chief       2002     127,770       67,412              12,744
Executive Officer of the  2001     122,009       81,093              11,484
Company and the Bank

E. Richard Mahan          2003     $65,243      $53,429              $6,816  (5)
Senior Vice President     2002      62,360       48,989               7,126
and Secretary of the      2001      58,812       44,621               6,457
Company; and Executive
Vice President and
Secretary of the Bank

Larry E. Miller           2003     $64,531      $53,429              $7,060  (6)
Senior Vice President     2002      61,687       48,989               7,426
and Treasurer of the      2001      58,327       44,621               6,806
Company; and Executive
Vice President and
Treasurer of the Bank

Katrinka V. Hart          2003     $59,674      $42,351              $5,848  (6)
Senior Vice President     2002      57,347       42,519               6,415
of the Company; and       2001      55,100       38,767               5,908
Executive Vice President
and Risk Management Officer
of the Bank


(1) "Salary" for Mr. Dailey during 2003 consists of Outside Chairman Compensation of $68,500; Executive Committee Fees of $24,000; and Director's Fees of $6,600. "Salary" for Mr. Smith during 2003 includes Director's fees in the amount of $4,200. Mr. Dailey received Director's fees in the amount of $6,000 during each of fiscal years 2002 and 2001. Mr. Smith received Director's fees in the amount of $3,600 during each of fiscal years 2002 and 2001. Mr. Mahan, Mr. Miller and Ms. Hart received no fees for fiscal years 2003, 2002 and 2001.

(2) "Bonus" includes Director's Retainer received by Messrs. Dailey and Smith during 2003 in the amount of $14,700. Messrs Dailey and Smith received Director's Retainer in the amount of $14,000 during fiscal year 2002; and Director's Bonus during fiscal year 2001 in the amount of $13,221.

(3) Includes $1,984 of imputed income in 2003 for a life insurance policy on the life of Mr. Dailey, pursuant to the terms of the Company's group life insurance contracts.

(4) Includes $2,210 allocated to Mr.Smith pursuant to Company contributions and reallocated forfeitures under the Ohio Valley Banc Corp. Profit Sharing Plan (the "Profit Sharing Plan"); $2,012 allocated to Mr. Smith pursuant to Company contributions and reallocated forfeitures under the 401-K plan which is provided for under the Ohio Valley Banc Corp. Profit Sharing Plan (the "401-K Plan"); $7,542 allocated to Mr. Smith pursuant to Company contributions and reallocated forfeitures under the Ohio Valley Banc Corp. Employee Stock Ownership Plan (the "ESOP"); and $519 of imputed income for a life insurance policy on the life of Mr. Smith, pursuant to the terms of the Company's group life insurance contracts.

(5) Includes $1,206 allocated to Mr.Mahan pursuant to Company contributions and reallocated forfeitures under the Profit Sharing Plan; $1,099 allocated to Mr. Mahan pursuant to Company contributions and reallocated forfeitures under the 401-K Plan; $4,118 allocated to Mr. Mahan pursuant to Company contributions and reallocated forfeitures under the ESOP; and $393 of imputed income for a life insurance policy on the life of Mr. Mahan, pursuant to the terms of the Company's group life insurance contracts.

(6) Includes$1,309 allocated to Mr.Miller pursuant to Company contributions and reallocated forfeitures under the Profit Sharing Plan; $1,192 allocated to Mr. Miller pursuant to Company contributions and reallocated forfeitures under the 401-K Plan; $4,468 allocated to Mr. Miller pursuant to Company contributions and reallocated forfeitures under the ESOP; and $91 of imputed income for a life insurance policy on the life of Mr. Miller, pursuant to the terms of the Company's group life insurance contracts.

(7) Includes $1,078 allocated to Ms. Hart pursuant to Company contributions and reallocated forfeitures under the Profit Sharing Plan; $981 allocated to Ms. Hart pursuant to Company contributions and reallocated forfeitures under the 401-K Plan; $3,679 allocated to Ms. Hart pursuant to Company contributions and reallocated forfeitures under the ESOP; and $110 of imputed income for a life insurance policy on the life of Ms. Hart, pursuant to the terms of the Company's group life insurance contracts.


Report of the Compensation Committee of the Board of Directors on Executive Compensation

         Philosophy. The compensation philosophy of the Company and the Bank is that compensation of its executive officers and others should be directly linked to corporate operating performance. To achieve this correlation, executive compensation is heavily weighted toward bonuses paid on the basis of corporate operating performance. In years when the Bank has performed well, its officers have received greater compensation and in less profitable years, the officers' pay has been negatively impacted to a substantial degree. The cash compensation program for executive officers consists of two elements, a base salary component and a bonus component.

         The objectives of the bonus component are to (i) motivate executive officers as well as all others and to reward such persons for the accomplishment of annual objectives of the Company and the Bank, (ii) reinforce a strong performance orientation with differentiation and variability in individual awards based on contribution to annual and long-range business results and (iii) provide a fully competitive compensation package which will attract, reward, and retain individuals of the highest quality.

         Decision-Making Process. The executive officers of the Company receive no compensation from the Company. Instead, they are paid by the Bank for services rendered in their capacity as executive officers of the Company and the Bank.

         In 1993, the Bank engaged Crowe Chizek and Company LLC ("Crowe Chizek"), the Company's and the Bank's independent auditors, to construct a comprehensive wage and salary administration plan for the Company and the Bank to be used for all employees, including executive officers. In 1993, in 1996, and again in 2001, a marketplace range was developed by Crowe Chizek for all jobs of the Company including that of Jeffrey E. Smith. These ranges were revised in 2003 using the Crowe Chizek Bank Compensation Survey and the 2003 Ohio Bankers League Compensation Survey.

         Base Salary. The Compensation Committee evaluated the ability of Mr. Smith to achieve or exceed the expected requirements of his job based on 10 specific criteria in his job content questionnaire. This evaluation conducted by the Compensation Committee evaluates each criteria of Mr. Smith's performance in a range from 1, the lowest, to 5, the highest, in increments of .25. The performance rating of Mr. Smith and his position in the marketplace range generated a non-Director base salary of $131,559 in 2003, $124,170 in 2002, and $118,409 in 2001.

         Bonuses. Each year key goals are identified and communicated to senior management. The Compensation Committee met with Mr. Smith four (4) times during 2003 to review his performance as well as the progress toward the accomplishment of three (3) specific goals established by the Company. The specific goals targeted: earnings growth; returns on assets and equity; and asset quality. The bonus range for Mr. Smith in 2003 was $19,009 to $73,933. The evaluation by the Compensation Committee of Mr. Smith's accomplishment of the specific annual goals generated a non-Director bonus of $72,652 in 2003, $53,412 in 2002, and $67,872 in 2001.

         Profit Sharing and Retirement Plan. The Company sponsors a qualified Profit Sharing and Retirement Plan for all of its employees, including executive officers. Each employee who is 21 years of age, has completed one (1) year of service, one thousand (1,000) hours, and is employed on the last day of the plan year is qualified to participate in the plan. In December 2003, the Board of Directors voted to contribute $151,925 to the Profit Sharing and Retirement Plan. Each participant received a pro rata share of this contribution as well as a pro rata share of reallocated forfeitures (such pro rata share, in each case, based upon such participant's eligible compensation). Mr. Smith's share of the 2003 contribution and reallocated forfeitures is included in the Summary Compensation Table on page 10.

         401(k)  Retirement  Plan.  The  Company  sponsors  a  qualified  401(k)
Retirement Plan under the Profit Sharing and Retirement Plan. Participant qualifications are identical to those of the Profit Sharing and Retirement Plan. In cases where participants made deferrals to the 401(k) plan, the Company contributed 25% of the first 4% of the deferral amount, not to exceed 1% of plan compensation. Mr. Smith's share of the 2003 contribution and reallocated forfeitures is included in the Summary Compensation Table on page 10.

         Employee Stock Ownership Plan. The Company sponsors a qualified Employee Stock Ownership Plan for all of its employees, including executive officers. Participant qualifications are identical to those of the Profit Sharing and Retirement Plan. In December 2003, the Board of Directors voted to contribute $303,850 to the Employee Stock Ownership Plan. Each participant's share of contributions and reallocated forfeitures is also identical to those of the Profit Sharing and Retirement Plan. Mr. Smith's share of the 2003 contributions and reallocated forfeitures is included in the Summary Compensation Table on page 10.

         Executive Deferred Compensation Plan. The Company maintains a non-qualified executive deferred compensation plan. Participants in the executive deferred compensation plan are subject to the same terms and conditions as participants of the Director deferred compensation plan, as detailed in Compensation of Directors on page 13. The cost of providing benefits to the participants of the deferred compensation plan will be offset by the earnings on the life insurance contracts.

         Supplemental Executive Retirement Plan. The Company maintains a non-qualified supplemental retirement plan for certain of its executive officers. Participation in the plan is at the discretion of the Board and is designed to supplement the retirement benefits of such participants. Currently, James L. Dailey and Jeffrey E. Smith are participants in the plan. Under the plan, life insurance contracts were purchased by the Company in December 1996, based upon a formula determined by the Board of Directors for each participant. The Company is the owner of the contracts. Generally the target benefit is equal to 70% of a participant's final year's annual compensation at age 65:
  o less the participant's projected benefit under the Company's qualified retirement plans and
  o less the participant's projected Social Security benefit.

In the event of a participant's death while actively employed by the Company, the participant's designated beneficiary will be entitled to the payment of such benefits. The cost of providing the benefits will be offset by the earnings and death benefits of the life insurance contracts.

         The decision-making process and compensation philosophy of the Company and the Bank were considered by the Compensation Committee when determining 2003 compensation for Jeffrey E. Smith, President and Chief Executive Officer, of the Company and the Bank. The Compensation Committee believes that the compensation earned by Mr. Smith in 2003 was fair and reasonable when compared with executive compensation levels in the banking industry as reported in the marketplace range developed. Mr. Smith's compensation ranked in the lower one-third of the total compensation marketplace range for his grade.

Submitted by:
Compensation Committee Members

Thomas E. Wiseman, Chairman
W. Lowell Call
Robert H. Eastman

Compensation of Directors

         All of the Directors of the Company also serve as Directors of the Bank. Members of the Board of Directors of the Company receive compensation for their services rendered as Directors of the Bank, not the Company. In 2003, each Director who was not an employee of the Company or any of its subsidiaries received $550 per month for his or her service as a member of the Board of Directors of the Bank; in 2002 and 2001 those individuals received $500 per month. Directors who were employees of a subsidiary of the Company received $350 per month in 2003; and $300 per month during 2002 and 2001 for their services.

         In addition, in 2003, each Director of the Bank received a retainer of $14,700; in 2002 those individuals received $14,000. In 2001, each Director of the Bank received a bonus of $13,221. The retainer and bonus figures were pro-rated for time served for new Directors of the Bank.

         Each non-employee Director who was a member of the Executive Committee of the Bank received fees of $40,695 in 2003, $39,900 in 2002, and $38,460 in 2001. This figure was pro-rated for time served for new members. Executive Committee members who are employees of the Bank receive no compensation for serving on the Executive Committee. The Executive Committee met fifty (50) times in 2003, fifty-one (51) times in 2003, and fifty-two (52) times in 2001.

         The Company maintains a life insurance policy for all Directors with a death benefit of two times annual Director fees reduced by 35% at age 65; 50% at age 70; and terminates at retirement.

         In December 1996, life insurance contracts were purchased by the Company for all Directors and certain officers. The Company is the owner of the contracts. The purpose of these contracts was to replace a current group life insurance program for executive officers, implement a deferred compensation plan for Directors and executive officers, implement a Director retirement plan, and implement a supplemental retirement plan for certain officers. Participants in the deferred compensation plan, upon reaching age 70, are eligible to receive a distribution of their contributions, plus accrued interest earned at a permissible rate on reinvestment of the contributions. If a participant dies before reaching age 70 and the participant qualifies, the distribution will be made to the participant's designated beneficiary in an amount equal to what the participant would have accumulated if the participant had reached age 70 and had continued to make contributions to the plan. The cost of providing the benefits to the participants will be offset by the earnings on the life insurance contracts. Participants in the Director retirement plan, upon reaching age 70, are eligible to receive 50% of the three (3) prior years' average total Directors' compensation. The benefit is payable for 120 months for Directors with 10 years of service or less. The benefit is payable for 240 months for Directors with more than 10 years of service. If a Director dies during active service, payment will be made to the Director's designated beneficiary in an amount equal to what the Director would have received had the Director reached age 70, except the benefit term will be reduced to 60 months. If the Director dies during the payment of benefits, payment will be made to the Director's designated beneficiary for the lesser of the remaining term or 60 additional months. The cost of providing the benefits to the Directors will be offset by the earnings on the life insurance contracts.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company through its subsidiary, the Bank, has had and expects to have in the future banking transactions in the ordinary course of the Bank's business with some of the Directors, officers and principal shareholders of the Company and entities with which they are associated. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral on loans and repayment terms, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of the Company, each such loan and commitment to loan did not involve more than a normal risk of uncollectibility or present other unfavorable features. All of such loans comply with Regulation O of the federal banking regulations. The aggregate amount of loans to officers and Directors of the Company, entities in which such officers and Directors have an interest, and affiliates and other associates of officers and Directors was $5,489,749 at December 31, 2003. As of the date hereof, all of such loans were performing loans.

         Brent A. Saunders rendered legal services to the Company and its subsidiaries during the Company's 2003 fiscal year and is expected to render legal services to the Company and its subsidiaries during the Company's 2004 fiscal year.


                             AUDIT COMMITTEE MATTERS

Report of the Audit Committee of the Board of Directors

         The Audit Committee has submitted the following report for inclusion in this Proxy Statement:

         The Audit Committee consists of four (4) Directors who qualify as independent under the NASDAQ Corporate Governance Standards and Rule 10A-3 under the Exchange Act. The Audit Committee operates under a written charter adopted by the Board of Directors.

         The Audit Committee appoints the Company's independent accountants and oversees the Company's financial and reporting processes on behalf of the Board of Directors. Management has primary responsibility for the consolidated financial statements and the accounting and financial reporting processes, including the establishment and maintenance of an adequate system of internal control over financial reporting for the Company.

         As part of its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements of the Company for the year ended December 31,

2003, including a discussion of the quality, and not just the acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the audited financial statements.

         Crowe Chizek and Company LLC ("Crowe Chizek") served as the Company's independent auditors for the 2003 fiscal year. The Audit Committee discussed with Crowe Chizek the matters required to be discussed with the Audit Committee under generally accepted auditing standards, including those required by Statement on Auditing Standards No. 61 (having to do with accounting methods used in the financial statements). The Audit Committee also discussed with Crowe Chizek the auditor's independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1. The Audit Committee considered the non-audit services rendered by Crowe Chizek to be compatible with maintaining Crowe Chizek's independence.

         Based  on  the  reviews  and  discussions  outlined  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Submitted by:
Audit Committee Members

Steven B. Chapman, CPA; Chairman
Anna P. Barnitz
W. Lowell Call
Lannes C. Williamson

         Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to assure that they do not impair the auditors' independence from the Company. The SEC's rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent auditors. Accordingly, the Audit Committee has adopted, and the Board of Directors has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the "Pre-Approval Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditors may be pre-approved.

         The purpose of the Pre-Approval Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditors to management.

         Consistent with the SEC's rules, the Pre-Approval Policy provides two different approaches to pre-approving services. Proposed services may either be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The combination of these two approaches in the Pre-Approval Policy results in an effective and efficient procedure to pre-approve services performed by the independent auditors. As set forth in the Pre-Approval Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

         The Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

         Appendices to the Pre-Approval Policy describe the Audit, Audit-Related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

         All requests or applications for services to be provided by the independent auditors that do not require specific approval by the Audit Committee will be submitted to the Internal Auditor and must include a detailed description of the services to be rendered. The Internal Auditor will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditors.

         Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

         The Audit Committee has designated the Internal Auditor to monitor the performance of all services provided by the independent auditors and to determine whether such services are in compliance with the Pre-Approval Policy. The Internal Auditor will report to the Audit Committee on a periodic basis on the results of this monitoring. Both the Internal Auditor and management will immediately report to the chairman of the Audit Committee any breach of the Pre-Approval Policy that comes to the attention of the Internal Auditor or any member of management.

Services Rendered by the Independent Auditor

         In April 2003, the Audit Committee appointed the accounting firm of Crowe Chizek to serve as independent auditors of the Company for the 2003 fiscal year. Fees billed for services rendered by Crowe Chizek for each of the 2003 and 2002 fiscal years were:



A.  Pre-Approved Audit Services
    ---------------------------
                                              2003                    2002
                                            Fees and                Fees and
 Service                                    Expenses                Expenses
 -------                                    --------                --------

 Consolidated financial audit of            $114,310                 $70,250
 the Company, including quarterly
 reviews, review of Forms 10-Q and 10-K

 Attestation of management reports on          3,200                   2,800
 internal controls under FDICIA             --------                --------

 Total                                      $117,510                 $73,050

B.  Pre-Approved Audit-Related Services
    -----------------------------------
                                              2003                    2002
                                            Fees and                Fees and
 Service                                    Expenses                Expenses
 -------                                    --------                --------

 Audits of the Company sponsored benefit     $11,900                 $10,600
 plans


 Consultations with the Company's              2,750                   2,145
 management as to the accounting or
 disclosure treatment of transactions or
 events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies


 Audit of required eligible mortgage loan        700                     650
 collateral pledged to the Federal Home Loan
 Bank of Cincinnati.


 Educational materials related to the            -0-                   4,000
 requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act of 2002


                                            --------                --------

 Total                                       $15,350                 $17,395


C.  Pre-Approved Tax Services
    -------------------------
                                              2003                    2002
                                            Fees and                Fees and
 Service                                    Expenses                Expenses
 -------                                    --------                --------


 U.S. federal, state and local tax planning   $3,450                  $9,205
 and advice

 U.S. federal, state and local tax             7,850                  13,140
 compliance                                 --------                --------

 Total                                       $11,300                 $22,345

D.  Pre-Approved All Other Services
    -------------------------------

There were no fees or expenses billed for Other Services rendered by Crowe Chizek for each of the 2003 and 2002 fiscal years.

Notification of Appointment of Independent Auditors
---------------------------------------------------
         Pursuant to the appointment by the Audit Committee, Crowe Chizek will serve as the Company's independent auditors for the 2004 fiscal year. Crowe Chizek has served as the Company's independent auditors since 1992. The Board of Directors expects representatives of Crowe Chizek will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                               PERFORMANCE GRAPH

         The following graph sets forth a comparison of five year cumulative total returns among the Company's Common Shares (indicated "Ohio Valley Banc Corp." on the Performance Graph), the S & P 500 Index (indicated "S & P 500" on the Performance Graph), and SNL Securities SNL $500 Million-$1 Billion Bank Asset-Size Index (indicated "SNL" on the Performance Graph) for the fiscal years indicated. Information reflected on the graph assumes an investment of $100 on December 31, 1998 in each of the Common Shares of the Company, the S & P 500 Index, and the SNL $500M-$1B Bank Asset-Size Index. Cumulative total return assumes reinvestment of dividends. The SNL $500M-$1B Bank Index represents stock performance of one hundred seventeen (117) of the nation's banks located throughout the United States with total assets between $500 Million and $1 Billion as selected by SNL Securities of Charlottesville, Virginia. The Company is included as one of the 117 banks in the SNL Index.

                            TOTAL RETURN PERFORMANCE
                         OVBC, S&P 500 and SNL $500M-$1B
                                    1998-2003

                                    Period Ending
                 ----------------------------------------------------------
                 12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
                 --------  --------  --------  --------  --------  --------

OVBC             $100      $102.92   $ 79.38   $ 78.15   $ 68.56   $ 91.61

S&P 500          $100      $121.11   $110.34   $ 97.32   $ 75.75   $ 97.40

SNL $500M-$1B    $100      $ 92.57   $ 88.60   $114.95   $146.76   $211.62


                               [Insert Graph Here]

Source : SNL Financial LC, Charlottesville, VA                    (434) 977-1600

                           ANNUAL REPORT - FORM 10-K

         The Company will provide without charge to any shareholder of record on March 17, 2004, on the written request of any such shareholder, a copy of the Company's Annual Report on Form 10-K, including Financial Statements and
Schedules thereto, required to be filed under the Securities Exchange Act of 1934, as amended, for the Company's fiscal year ended December 31, 2003. Such written request should be directed to E. Richard Mahan, Secretary, Ohio Valley Banc Corp., P.O. Box 240, Gallipolis, Ohio 45631, telephone number 1-800-468-6682 or 1-740-446-2631.


                            PROXY STATEMENT PROPOSALS

         Each year, the Board of Directors submits its nominations for election of Directors at the Annual Meeting of Shareholders. Other proposals may be submitted by the Board of Directors or shareholders for inclusion in the proxy materials for action at each year's annual meeting. Any proposal submitted by a shareholder for inclusion in the proxy materials for the 2005 Annual Meeting, presently scheduled for April 13, 2005, must be received by the Company on or before November 25, 2004. A shareholder proposal received after November 25, 2004, but on or before February 28, 2005, will not be included in the proxy materials for the 2005 Annual Meeting, but may still be presented by the shareholder at the 2005 Annual Meeting. The individuals named as proxies for the 2005 Annual Meeting will be entitled to use their discretionary voting authority on proposals received after February 28, 2005, without any discussion of the matter in the Company's proxy materials.

         Shareholders desiring to nominate candidates for election as directors at the 2005 Annual Meeting must follow the procedures described in "ELECTION OF DIRECTORS - Nominating Procedures".


                     REPORTS TO BE PRESENTED AT THE MEETING

         There will be presented at the meeting the Company's Annual Report for the year ended December 31, 2003, containing financial statements for such year and the signed opinion of Crowe Chizek and Company LLC, independent certified public accountant, with respect to such financial statements. The Annual Report is not to be regarded as proxy soliciting material, and the Company's management does not intend to ask, suggest or solicit any action from the shareholders with respect to such Annual Report.


                                  OTHER MATTERS

         The only business which the Company's management intends to present at the Annual Meeting consists of the matters set forth in this Proxy Statement. The Company's management knows of no other matters to be brought before the Annual Meeting by any other person or group.

         If any other matters should properly come before the Annual Meeting, the proxy holders will vote thereon in their discretion.

         All duly executed proxies received will be voted.

Please sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person or to change or withdraw your vote, you may revoke your proxy either by written notice to the Company, to the attention of James L. Dailey, Chairman, or in person at the Annual Meeting (without affecting any vote previously taken). Polls will close promptly at 5:00 p.m. on the day of the Annual Meeting, April 14, 2004.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                         [Insert Signature Here]
                                                                 James L. Dailey
                                                           Chairman of the Board

                                                         [Insert Signature Here]
                                                                Jeffrey E. Smith
                                           President and Chief Executive Officer

                                   Appendix A

                             OHIO VALLEY BANC CORP.

                             AUDIT COMMITTEE CHARTER

PURPOSE

This Charter identifies the purpose, composition, meetings, authority, and other responsibilities and duties of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Ohio Valley Banc Corp. (the "Company"). The Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. The Audit Committee's primary duties and responsibilities are to:

  o Oversee the accounting and financial reporting processes of the Corporation and its subsidiaries and audit of the Corporation's financial statements.
  o Serve as independent and objective party to monitor the Corporation's financial reporting process and internal control system.
  o To oversee the certification process and other laws and regulations impacting the Corporation's quarterly and annual financial statements and related disclosure controls.
  o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department. o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board.

COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board would interfere with the exercise of his or her independent judgment as a member of the Committee. All committee members must satisfy the independence requirements of the Nasdaq Stock Market and Section 10A of the Securities Exchange Act of 1934 and the rules promulgated by the Securities and Exchange Commission thereunder. All members must be able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement. At least one member shall have past employment experience in finance or accounting or other comparable experience or background that results in the individual's financial sophistication including being or having been a CEO or CFO. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

Based upon the recommendation of the Nominating Committee, the members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next organizational meeting or until their successors shall be duly elected and qualified. Committee Chairman shall also be elected by the full Board.

MEETINGS

The Committee shall meet at least four times annually or more frequently as circumstances require. The Committee will meet in separate executive sessions with management, the independent auditors and the internal auditors periodically to discuss any matters that the Committee or one of these groups believes should be discussed privately. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. Minutes of all meetings of the Committee shall be submitted to the Board.

AUTHORITY

Independent Accountant

  o Responsible for the selection, evaluation, retention, or discharge of the independent accountant.
  o  The independent accountant shall report directly to the Committee.
  o Discuss the financial and/or MD & A with the independent accountant before each 10Q and 10K is filed.
  o Recommend to the Board whether the audited financial statements should be contained in the Corporation's Annual Report on Form 10K.
  o Oversee the work of the independent accountant, including the resolution of disagreements between management and the independent auditors.
  o Review the performance of the independent accountant and consult with the independent accountant outside the presence of management about internal controls and the effectiveness thereof and the completeness and accuracy of the Corporation's financial statements.
  o Review the matters required to be discussed by Statement on Auditing Standards No. 61 and an explanation from the independent accountant of the factors to be considered by the independent accountant in determining the audit scope.
  o Pre-approve all audit and non-audit service fees paid to the independent accountant.
  o  Confirm the independence of the independent accountant.


Internal Auditor

  o Responsible for the appointment, engagement, performance and replacement of outside vendors performing internal audit functions.
  o Review with the internal auditor the responsibilities, qualifications, and staffing of the internal audit department.
  o Review with the internal auditor the annual audit plan and the process used to develop the plan.
  o Review with the internal auditor any deficiencies found in the internal audit process and the action of management to correct any such deficiencies
  o Review the internal auditor's assessment of the performance of the independent accountant.

OTHER RESPONSIBILITIES AND DUTIES

Documents/Reports Review

  o Review and reassess the adequacy of the charter at least annually and submit any proposed revisions to the Board for consideration and approval.
  o Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

  o Meet with the internal auditor,the independent accountant and management in separate executive sessions at the Disclosure Committee Meeting to discuss any matters the Committee or these groups believe should be discussed privately with the Committee.


Ethical and Legal Compliance

  o Review legal and regulatory matters that may have a material effect on the Corporation's financial statements, compliance policies and programs and reports from regulators.
  o Establish procedures and require the Corporation to obtain or provide the necessary resources and mechanisms for the receipts,retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
  o Review the process for communicating the Corporation's Code of Conduct and Ethics to company personnel and for monitoring compliance.
  o Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants,or others to assist it in carrying out its duties. The Corporation shall provide appropriate funding, as determined solely by the Committee, for payment of compensation to the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audits review or attest service for the Corporation, compensation to any other advisors retained by the Committee and ordinary administrative expense of the Committee that the Committee determines are necessary or appropriate in carrying out its duties.
  o Perform any other activities consistent with this Charter,the Corporation's Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

  o  Pre-approve all  "related party transactions" as defined by Regulation S-K,
     Item 404.



LIMITATION OF AUDIT COMMITTEE'S ROLE

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditor.

                                   Appendix B

                             OHIO VALLEY BANC CORP.

                         COMPENSATION COMMITTEE CHARTER



PURPOSE

This Charter identifies the purpose, membership, organization, duties and responsibilities of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Ohio Valley Banc Corp. (the "Company"). The purpose of the Committee is to (1) discharge the Board's responsibilities relating to compensation of the Company's directors and executive officers, and (2) prepare an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable laws, rules and regulations.


MEMBERSHIP AND ORGANIZATION

The Committee shall consist of no fewer than three members, each of whom shall be a director of the Company. Each member of the Committee must: (1) satisfy the independence requirements of the Nasdaq Stock Market; (2) be "Non-Employee Directors" as defined by Rule 16b-3 under the Securities and Exchange Act of 1934 as amended; and (3) be "Outside Directors" as defined by Rule 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. The Committee will meet at least two times each year and at such other times deemed necessary to fulfill its responsibilities. Meetings can be called by any member of the Committee and a majority of the members of the Committee shall constitute a quorum. The Committee will maintain written minutes of its meetings, which will be filed with the minutes of the meetings of the Board of Directors. The Chairman and Committee members shall be appointed and replaced by the Board of Directors upon the recommendation of the Nominating Committee.


DUTIES AND RESPONSIBILITIES

1. Review and approve on an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer. The Committee shall evaluate at least once a year the Chief Executive Officer's performance in light of these established goals and objectives and based upon these evaluations, shall determine the Chief Executive Officer's annual compensation, including base salary, equity-based awards, long-term compensation and other incentives. The Committee shall also consider compensation at peer companies.

2. Determine the compensation of the Company's other executive officers in light of the Company's overall compensation objectives and policy, and in keeping with (a) reestablished performance goals and objectives, (b) Company performance, (c) strategic leadership consistent with the Company's long term strategies, and (d) a review of compensation paid to executive officers by peer group.

3. Evaluate the performance of the Company's senior executive officers and approve the annual compensation for such senior executive officers. The Committee shall also provide oversight of management's decisions concerning the performance, compensation and benefits of other Company officers and employees.

4. Review the Company's incentive compensation and recommend changes in such plans to the Board, as needed.

5. Review and make recommendations regarding the Company's retirement plans.

6. Review and approve any severance or other termination arrangements to be made with any executive officer of the Company.

7. Review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval.

8. Perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

                                   Appendix C

                             OHIO VALLEY BANC CORP.

                          NOMINATING COMMITTEE CHARTER



PURPOSE

The Charter identifies the purpose, membership, organization, duties and responsibilities of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Ohio Valley Banc Corp. (the "Company"). The purpose of the Committee is to (1) identify and select, or recommend for the Board's selection, director nominees for each meeting of the Company's shareholders at which directors are elected; and (2) recommend to the full Board the directors that shall serve on each committee of the Board.


MEMBERSHIP AND ORGANIZATION

The Committee shall consist of no fewer than three members, each of whom shall be a director of the Company. Each member of the committee must meet the independence requirements of the Nasdaq Stock Market and any other applicable requirements, standards, laws or regulations relating to the Nominating Committee's duties and responsibilities. The Committee will meet at least two times each year and at such other times deemed necessary to fulfill its responsibilities. Meetings can be called by any member of the Committee and a majority of the members of the Committee shall constitute a quorum. The Committee will maintain written minutes of its meetings, which will be filed with the minutes of the meetings of the Board of Directors. The Chairman and Committee members shall be appointed and replaced by the Board of Directors.


DUTIES AND RESPONSIBILITIES

1. Actively seek, recruit, screen and interview individuals qualified to become members of the Board for recommendation to the Board. The Committee may consider management's recommendations for director candidates.

2. Evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board.

3. Establish and periodically reevaluate criteria for Board membership and selection of new directors; and determine as necessary the portfolio of skills, experience, perspective and background required for the effective functioning of the Board.

4. Recommend to the Board the director nominees for each annual meeting of shareholders.

5. Recommend to the Board director nominees for each of the committees of the Board, including the chairperson of each committee.

6.   Recommend to the Board removal of a director, if appropriate.

7.   Monitor  the  orientation  and training needs  of  directors  and recommend
     action  to  the  Board,   individual   directors,   and  management   where
     appropriate.

8. Review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval.

9. Perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

10.In case of a vacancy on the Board, the committee shall recommend to the Board an individual to fill the vacancy through appointment by the Board or through election by the shareholders.

                             OHIO VALLEY BANC CORP.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 14, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of common shares of Ohio Valley Banc Corp. (the "Company") hereby appoints James L. Dailey, Jeffrey E. Smith, and E. Richard Mahan, and each of them with full power of substitution to each, the true and lawful attorneys and proxies of the undersigned to vote all of the common shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Morris and Dorothy Haskins Ariel Theatre, 426 Second Avenue, Gallipolis, Ohio, on Wednesday, April 14, 2004 at 5:00 p.m., Eastern Daylight Time, and at any adjournment(s) thereof, as follows:

1. To elect the following three (3) Directors to the Board of Directors for a term of three years each:

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES.

        Nominees:
        Steven B. Chapman
        Robert H. Eastman
        Jeffrey E. Smith

[ ] Vote For All [ ] Withhold Authority to Vote For all Nominees [ ] Vote for all except _________

 2. In their discretion, the individuals designated to vote this proxy are authorized to vote upon any other matter (none known at the time of solicitation of this proxy) which properly comes before the Annual Meeting or any adjournment thereof.

 A majority of said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting (or if only one should be present and act, then that one) shall have and exercise all the powers of said attorneys and proxies hereunder.

UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS OF THE COMPANY. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE
DISCRETION OF THE INDIVIDUALS DESIGNATED TO VOTE THIS PROXY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.





         (THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

OHIO VALLEY BANC CORP.
420 Third Avenue
P.O. Box 240
Gallipolis, Ohio  45631



                                      No. of OVBC Shares:________
                                      Acct No. ________






Please indicate any address change above.


Please fill in, sign, and return this proxy in the enclosed envelope. When signing as Attorney, Executor, Administrator, Trustee, or Guardian, please give full title as such. If signer is a corporation, please sign the full corporate name by authorized officer. Joint Owners should sign individually.



-------------------------------                             ------------
Shareholder Signature                                           Date



-------------------------------                             ------------
Shareholder Signature                                           Date